December 31, 2018

Dear American Family Customer:

As a valued American Family variable product owner, we are pleased to provide you with the annual fund reports for the investment options offered by your American Family contract. These reports provide an update on each portfolio’s performance as of December 31, 2018. Portfolio performance does not take into account the fees charged by the contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contract, please do not hesitate to call 877-781-3520.

We appreciate and value your business and look forward to serving you again in the future.

American Family Life Insurance Company

The American Family variable annuity and variable universal life insurance products are issued by
American Family Life Insurance Company and distributed by Sunset Financial Services, Inc.
3520 Broadway, Kansas City, MO 64111
877-781-3520